Public Lender Presentation June 27, 2007 Atlas Pipeline Partners, L.P. Exhibit 99.1 X X X X x

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Atlas Pipeline Partners, L.P.
Edward E. Cohen Chairman & Chief Executive Officer
Robert R. Firth President, Atlas Pipeline Mid-Continent LLC
Matthew A. Jones Chief Financial Officer
Michael L. Staines President & Chief Operating Officer
Daniel C. Herz Vice President, Corporate Development
Introduction

* * * * * * * * * * * * * * * * * * * * * * * * Transaction Overview

Transaction Overview
Atlas Pipeline Partners, L.P. (“APL” or the “Partnership”) is a midstream energy services provider engaged in the transmission, gathering, and processing of natural gas
On June 3, 2007, APL announced that it had entered into an agreement with Anadarko Petroleum
Corporation (“Anadarko”) to acquire control of Anadarko’s interest in two sets of assets
(the “Target Assets”) for $1.85 billion (“Transaction”)
The Target Assets consist of the Chaney Dell System in Oklahoma and Kansas and the
Midkiff / Benedum System in west Texas
- Pioneer owns 27.2% of the Midkiff / Benedum System and has a 20-day period (expires
July 1) to exercise their preferential right to acquire the asset at the price that APL has allocated to the system
The Transaction will be effected through the formation of two joint ventures
(the “Joint Ventures”) with Anadarko
Anadarko affiliate will retain 5% ownership in the Target Assets; APL will own 95% of the
Target Assets

Transaction Overview
Chaney Dell system is strategic to existing
operations:
Adjacent to existing Elk City and
Sweetwater systems
Allows expansion of Elk City systems by
building connection pipeline
Extends relationships with top producers
in region
Expands geographic footprint in
attractive drilling areas
Midkiff / Benedum system creates alliance
with premier driller in New Core Area
Pioneer Natural Gas Resources, Inc.
accounts for 51% of wellhead volumes
and owns 27.2% interest in
Midkiff / Benedum system
Strategically positions Atlas for further
acquisitions and expansion
High GPM generates highly profitable
margins
Pro Forma Mid-Continent
Operational Footprint
Processing Plant
Treating Facility
NOARK Pipeline
Proposed Sweetwater Pipeline
Map Legend:
Partnership Assets
Kansas
Prentiss Treating Facility
Oklahoma
Elk City Plant
Texas
Velma Plant
Kansas
Sweetwater Plant
Midkiff / Benedum System
Chaney Dell System
Arkansas
NOARK

Strategic Acquisition Highlights
Immediately accretive transaction generates significant cash flow growth
Strategic to existing assets / opportunities for organic growth
Doubles APL’s processing capacity; adds 6,000 miles of pipeline
Continues geographic diversification of APL operations and reduces risk profile
Increases operations in the Anadarko Basin; enables penetration of the
Spraberry Trend in Permian Basin
Expands relationships with top producers: Pioneer & Chesapeake
Diversifies contract base, drilling areas and expands hedging program
Join APL and Chaney Dell System with a 100 mile connector pipeline
Grants access to new areas with abundant supplies and high drilling activity
Creates operating flexibility and offers marketing and physical optionality
Construct new processing facility to service increased gathering operations
Proximity to existing Mid-Continent enables leveraging of infrastructure and
APL’s current system
Achieve additional system efficiencies
Use of alternate technologies: dewatering
Increased marketing
Transformational,
Highly Accretive
Strategic Acquisition
Significant Upside
Potential Combined
With Organic Growth
Opportunities

* * * * * * * * * * * * * * * * * * * * * * * * Overview of Standalone Atlas Pipeline Partners, L.P.

Elk City Gas Gathering & Processing System

Prentiss Treating Facility
Elk City Plant

- Located in Anadarko Basin of Oklahoma
- 450 mi. of active gathering pipeline
- Over 360 receipt points serviced
- 1 processing facility/1 treating facility

Appalachian Gathering System

New York
Pennsylvania
West Virginia

- Located in Appalachia Basin of eastern Ohio, western New York, and western Pennsylvania
- Over 1,600 mi. of active gathering pipeline
- Over 5,850 wells serviced

Sweetwater Gas Gathering & Processing System

Tx
Ok
Sweetwater Plant

- New cryogenic processing plant w/ 120Mmcf/d capacity
- Became active late September 2006
- Associated gathering system also in place
- Expanding gathering system and capacity to 180 MMcf/d

Velma Gas Gathering & Processing System

Velma Plant

- Located in Golden Trend area of OK
- 1,080 mi. of active gathering pipeline
- Approx. 640 receipt points serviced
- 100 Mmcf/d capacity processing facility

NOARK Pipeline System

- Ozark Gas Transmission – 565-mile FERC-regulated pipeline running from Oklahoma to Missouri
- Ozark Gas Gathering – 370-mile non-FERC-regulated natural gas gathering system
- Increasing capacity to 450 MMcf/d by adding compression

atlas pipeline partners

8 Standalone Geographic Footprint Geographic diversification across basins

Partnership History
Feb 2000:
$19.5 million
IPO at
$13.00/unit
July 2004:
Completed purchase
of Velma for
$141.6 million
April 2005:
Completed purchase of Elk
City and subsequently
expanded the Sweetwater
Facility for approx.
$240.0 million
From April 2004 to May 2006, APL issued equity for
$309.9 million in aggregate proceeds and $40.0
million in cumulative convertible preferred units
In October 2005
and May 2006, APL
acquired 75% and
25% interest in
NOARK,
respectively, for an
aggregate
purchase price of
$248.8 million
July 2007:
Acquisition of
Anadarko
Chaney Dell &
Midkiff /
Benedum
assets for
$1,850.0 million
APL maintains a disciplined acquisition strategy and has conservatively financed each past acquisition with a sufficient amount of equity
July 2007:
$1,125.0 million
private equity
placement at
$44.00/unit
2000       2003       2004         2005             2006    2007
May 2003:
$27.3 million
equity follow
on at
$25.00/unit

Business Strategy
Maintain a Flexible
Capital Structure
Expand Operations
Through Strategic
Acquisitions
Expand Existing
Systems Through
Organic Growth
Opportunities
Maintain balance sheet strength by financing growth with a balance of long-term debt and equity
Maintain leverage and operational profile which maximizes access to the capital markets
Continue to make accretive acquisitions of midstream energy assets
Seek strategic opportunities in current areas of operation
Expand operations through the construction of pipeline extensions to connect additional wells and access additional reserves
Build on existing customer relationships in the Golden Trend and Anadarko
Basin to source additional expansion opportunities
Maximize relationship with Atlas America, Inc. (“Atlas America”) through continued expansion in the Appalachian Basin
Secure Long-Term,
Fee-Based
Contracts
Continue to secure long-term, fee-based contracts in existing and acquired operations to further reduce exposure to commodity price changes
Maximize Use of
Operating Facilities
& Control Operating
Costs
Utilize “Management expertise” and manage costs to achieve economies of scale in existing and acquired operations
Recent expansion has created additional capacity in gathering and processing systems

Investment Considerations
Significant geographic diversification
Leading and competitive market position
Active risk management hedging strategy
Stability from long-term contracts with producers
Demonstrated acquisition expertise
Efficient asset base with low capital needs
Robust asset strength and continued value creation

* * * * * * * * * * * * * * * * * * * * * * * * Appalachian Standalone Operations Overview

APL Owns and operates approximately 1,600 miles of natural
gas gathering pipelines in western PA, western NY and
eastern OH
Approximately 5,865 producing wells delivering natural gas
into Appalachian system
Current run-rate throughput volumes of 67.5 Mmcf/d
Connected 451 wells in 2005 and 711 wells in 2006
From 2004 to LTM 3/31/07 throughput volumes have
increased by 16.5% and average tariffs collected have
increased by 40.6%
Atlas Energy Resources, LLC (“ATN”) is among the dozen
most active driller for natural gas in U.S.
ATN controls 410 billion cubic feet equivalents (“bcfe”) of
natural gas reserves
Appalachian Highlights
Appalachian System
Operational Footprint
Corporate Offices
District Offices & Satellite Offices
Gathering System
WV
PA
OH
Pittsburgh Fayette
Jackson
Center
Uniontown
New
Philadelphia
Cumberland
Deerfield
Mayville
NY
VA
Corporate Offices
District Offices & Satellite Offices
Gathering System
Corporate Offices
District Offices & Satellite Offices
Gathering System
WV
PA
OH
Pittsburgh Fayette
Jackson
Center
Uniontown
New
Philadelphia
Cumberland
Deerfield
Mayville
NY
VA
WV
PA
OH
Pittsburgh Fayette
Jackson
Center
Uniontown
New
Philadelphia
Cumberland
Deerfield
Mayville
NY
VA

282
450
650
715
0
150
300
450
600
750
2003 2004 2005 2006
Substantially all of APL’s throughput in the
Appalachian Basin is owned and/or controlled by
Atlas Energy
Atlas America’s 64% ownership interest in Atlas
Pipeline Holdings, the General Partner of APL, and
its 49% ownership interest in ATN, aligns both
entities interests
Omnibus agreement with ATN provides significant
source of volume growth
Wells under contract are committed for the life
of the lease (typically over 30 years)
APL gathering fees are based on gas prices
- Usually 16% of natural gas price
ATN hedging program further reduces APL’s
commodity risk
Atlas Energy Resources drilled five wells in multiple
pay zones, including the Marcellus Shale of
Southwestern PA
Holds over 190,000 acres of Marcellus acreage
Relationship With Atlas Energy
Atlas Energy Net Wells Drilled
Large base of new well connects
ensures future throughput

* * * * * * * * * * * * * * * * * * * * * * * * Mid-Continent Standalone Operations Overview

APL Mid-Continent operates:
565 miles of FERC-regulated interstate
pipeline
1,900 miles of active natural gas
gathering pipelines
350 Mmcf/d of processing plant
capacity
200 Mmcf/d in treating facility
capacity
Significant growth over the last three
years:
Elk City acquired in 2005
Closed acquisition of 75% interest in
NOARK for $163.0 million plus
$16.8 million in working capital in
October 2005
- Remaining 25% interest
acquired for $69.0 million in
May 2006
Sweetwater processing facility
initiated operations in September 2006
Mid-Continent Standalone Business Overview
317.8
337.7
346.6
300.0
310.0
320.0
330.0
340.0
350.0
2005 2006 LTM 3/31/07
Mid-Continent Gathered
Gas Volumes
Selected Major Contracts
Chesapeake Energy Marketing
Senex
ConocoPhillips
Mack Energy
Newfield
Southwestern

Existing Mid-Continent Footprint
Map Legend:
Natural Gas Supply
Focused Activity
Pipeline
Treating Facility
Processing Plant
Fayetteville
Shale
Anadarko
Basin
Arkoma Basin
Fort Worth
Basin
Barnett Shale
Ozark Gas Gathering & Ozark Gas
Transmission (“NOARK”)
565-mile FERC-regulated natural gas
interstate pipeline
370-mile natural gas gathering system
Total throughput capacity of 322 Mmcf/d
13 compressor stations
Velma Processing Plant & Gas Gathering Systems
1,080 miles of active gathering pipeline
100 Mmcf/d processing capacity
Connected to over 640 receipt points
More than 120 producers under acreage dedication
and long term agreements
Elk City Processing Plants & Gas Gathering System
450 miles of gathering pipeline
130 Mmcf/d processing capacity
200 Mmcf/d treating capacity
Connected to over 439 receipt points
Long term relationships with more than 140
producers
Sweetwater Gathering & Processing System
Operational as of September 2006
New cryogenic processing plant
120 Mmcf/d processing capacity

NOARK Gas Transmission and Gathering System
APL owns a 565-mile FERC-regulated natural
gas interstate pipeline extending from
southeast OK to southeast MO
Premium access to major market areas –
multiple interconnects
TETCO – Northeast, MRT – St. Louis
Area, NGPL – Chicago & South and
Southeast via Florida Gas Transmission,
Key regional LDC markets
Well-defined strategies for volume growth
Significant supply growth from both the
Woodford and Fayetteville shale plays
System currently running at capacity
with expansion planned for 2008
Fayetteville
Shale Play
Map Legend:
Interconnects
NOARK
TETCO
NGPL
MRT
NOARK Gathering Footprint

Elk City and Sweetwater System Overview
Strategic location in attractive Anadarko Basin
Gathering Systems
450 mile gathering system
Currently gathers 311 Mmcf/d of natural gas
Processing Plants
Aggregate processing capacity of
approximately 250 Mmcf/d
Current processed gas volume is
approximately 238 Mmcf/d and NGL
production is approximately 9,993 Bbls/d
Adding 50% capacity to Sweetwater Plant
by 2Q08 (to 180 Mmcf/d)
Prentiss Treating Facility
Amine treating facility with an aggregate
capacity of approximately 200 Mmcf/d
Current treated volumes are approximately
70 Mmcf/d
Elk City and Sweetwater
System Footprint
Elk City Gas
Gathering &
Processing System
Prentiss
Treating
Facility
Elk City
Plant
TX
Sweetwater Plant
and Gathering
System
OK

Velma Gas Gathering and Processing System Overview
Velma system provides gathering, compression,
treating and processing services in Southern Oklahoma
and North Texas
Gathering system currently delivers approx. 63 Mmcf/d
of natural gas to the Velma Gas Plant
Velma Gas Plant
Twin-expander cryogenic facility with an inlet
processing capacity of 100 Mmcf/d
Current processed gas volume is approximately
61 Mmcf/d, residue gas volume is approximately
47 Mmcf/d and NGL production is approximately
6,515 Bbls/d
Geographically positioned to continue significant
growth trend from the rapidly growing Barnett Shale
play and within striking distance of Woodford Shale
Velma System
Velma Plant

Standalone Organic Growth Initiatives
120 Mmcf/d Sweetwater gas processing plant opened September 2006; total cost of $40 million
Current inlet volumes of more than 116 Mmcf/d
Expanding gathering system and adding 60 Mmcf/d of processing capacity at Sweetwater for a total capacity of 180 Mmcf/d; expected completion by 2Q08
Throughput expansion on NOARK by increasing compression; targeted completion by 2Q08
Capacity to increase by 120 Mmcf/d up to 450 Mmcf/d
Total cost ~ $20-30 million
Continued Appalachian system growth driven by Atlas Energy Resources’ traditional drilling activity and additional potential growth from exploitation of deeper shale plays and other geological formations within their existing acreage position

* * * * * * * * * * * * * * * * * * * * * * * * Target Assets Overview

Chaney Dell System
Comanche
Barber
Harper
Sumner
KS
OK
Woods
Grant
Harper
Alfalfa
Woodward
Garfield
Major
Ellis
Dewey
Blaine
Kingfisher
Logan
Midkiff/Benedum System
Andrews
Martin
Howard
Mitchell
Glasscock
Ector
Midland
Sterling
Tom Green
Crane
Upton
Irion
Reagan
Pecos
Crockett
Legend
Gathering Pipeline
Processing Plant

Target Assets Overview
Midkiff / Benedum & Chaney Dell Systems
Increases APL’s processing capacity
while expanding and diversifying
operational footprint in attractive
markets
More than doubles APL’s current
processing capacity (from approx.
350 Mmcf/d to 750 Mmcf/d)
Allows expansion of APL assets in
Anadarko Basin and entry into the
attractive Permian Basin in Texas
Target Assets strategically located near
several interstate natural gas pipelines
and NGL markets
The Anadarko acquisition aligns with
Atlas’ strategy for achieving sustainable,
profitable growth while maintaining a
strong credit profile and financial
flexibility

Chaney Dell & Midkiff / Benedum Production & Growth
Chaney Dell & Midkiff / Benedum Historical Production
Chaney Dell & Midkiff / Benedum
EBITDA & Margin Analysis
180
179
170
172 173
165 175
164
171
168
0
100
200
300
400
500
2002 2003 2004 2005 2006
Oil Gas
$41.9
$54.2
$68.7
$50.5
$66.3
$60.4
$92.4
$129.2
$120.5
18.7%
20.9%
18.5%
$0.0
$40.0
$80.0
$120.0
$160.0
$200.0
2004 2005 2006
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Chaney Dell Midkiff/Benedum Margin

Sweetwater Enhancement
50% capacity expansion
Complete 2Q08
Combined Growth Opportunities
Construction of a new 120 Mmcf/d processing plant and a 16” pipe interconnecting Elk City and Chaney Dell
Allows APL to capture and process additional gas between the two systems
Permits North / South processing optionality
Dewatering program will add 28 Mmcf/d to Chaney Dell System
Improves recovery of a formation by removing large volumes of water
Implementation of efficiency improvements in the Midkiff / Benedum System
Reduce field losses and improve NGL recoveries
Pro Forma Partnership has the scale to achieve incremental margin by creating an in-house marketing group
Other Ongoing / Recently Completed Projects
Sweetwater Facility
Complete Sep ’06
Currently at 96% capacity
Waynoka Plant
Complete Dec ’06
Currently at 97% capacity
Pipeline Tie-in
Efficiency Projects
Dewatering Program
Marketing Group
Project Project Description Timing
Significant organic growth opportunities enhance strength of the Pro Forma Partnership
Planned to begin in 4Q08
Planned to begin in 4Q07
Planned to begin in 4Q07
Planned to create in 1Q08
Midkiff / Benedum
Operational & compression
improvement
Complete 4Q07

* * * * * * * * * * * * * * * * * * * * * * * * Chaney Dell System

120 Miles
100 Miles
Comanche
Barber
Harper
Sumner
KS
OK
Waynoka Plant
Woods
Alfalfa
Anadarko Basin
Grant
Harper
Woodward
Woodward
Enid
Garfield
Major
Chester Plant
Chaney Dell
Ellis
Dewey
Blaine
Kingfisher
Logan
New Development Areas
Low-Pressure Gathering Systems
High-Pressure Gathering System
Oklahoma

atlas pipeline partners

Chaney Dell System Summary
Located in the prolific Anadarko Basin
of northwest Oklahoma
Extensive gathering system with
processing flexibility provided by three
plants
History of growth in both volume and
profitability
Established customer base with active
drilling programs
Attractive contract mix
Chaney Dell System
(100% interest)
Chaney Dell Operational Footprint

Chaney Dell System Key Characteristics
Two gathering systems with approximately 3,470 miles of gathering pipeline located in north central Oklahoma’s Anadarko Basin
Three processing plants:
Waynoka Plant - new 200 Mmcf/d cryogenic unit
Chester Plant - 30 Mmcf/d cryogenic expander unit
Chaney Dell Plant - 100 Mmcf/d refrigerated lean oil absorption unit & 30 Mmcf/d cryogenic unit
- Idled in 4Q’06 following start-up of the Waynoka Plant and is available for reactivation with minimal capital expenditures if necessary
Gathering Systems
Westana – 1,320 miles of 2- to 24-inch pipe
Chaney Dell / Chester – 2,150 miles of
2- to 16-inch pipe
Avg. Throughput
Westana – 154 Mmcf/d
Chaney Dell / Chester – 72 Mmcf/d
Expected drilling activity of 275 – 300 wells annually
Anticipated annual system volume growth of 5 – 7%
Chaney Dell System
New Well Connects
151
209
200
248
261
50
100
150
200
250
300
2002 2003 2004 2005 2006

Chaney Dell Customer Base
Top 10 producers account for approximately 64% of
the total volume
Producers with active drilling programs:
Chesapeake Energy (anticipated
20 Mmcf/d)
- 600K net leased acres
- 10-year inventory of drilling locations
- 5,700 potential net wells
- 13-15 rigs planned for 2007
- Chesapeake has a 16 township and 9
section dedication to the Chaney Dell
System across Major, Woods, and
Woodward counties in Oklahoma
Clearly Petroleum: 20 wells in 2007
(anticipated 20 Mmcf/d), 43 sections currently
under lease
GAW Oil and Gas: 30 wells in 2007
(anticipated 6 Mmcf/d)
Meridian Oil and Gas: 8-10 wells in 2007
(anticipated 2 Mmcf/d)
Currently constructing interconnect with Southern
Star Pipeline
Anticipated in-service date of July 2007
Wellhead Volumes
Producer Mmcf/d % of Total
Chesapeake Energy Marketing, Inc. 112.7 48.2
GAW Oil Company 7.1 3.0
Altex Resources, Inc. 6.7 2.9
Jack Exploration, Inc. 5.5 2.4
Cleary Petroleum Corporation 5.2 2.2
Faulkner Corporation
(1)
4.2 1.8
Latigo Oil & Gas, Inc. 2.4 1.0
Crusader Energy II, LLC 2.1 0.9
American Exploration Company 2.0 0.9
Redland Resources, Inc. 2.1 0.9
TOTAL TOP 10 PRODUCERS 150.0 64.1
Other Producers 83.9 35.9
TOTAL CHANEY DELL SYSTEM 233.9 100.0
(1)
Acquired by Chesapeake Energy Marketing, Inc.
Chaney Dell Top Producers

Chaney Dell Contract Overview
Approximately 825 active contracts
All contracts provide for wellhead purchase with the exception of Chesapeake, which is take-in-kind
Volumes processed at the Chaney Dell and Chester plants are mainly POP contracts
Marketing fee for NGLs is received under many of the contracts (totals $5.4 million per year)
Volumes gathered on the Westana system are mainly fee-based and keep-whole contracts
Chaney Dell System
Gross Margin by Contract Type
Chaney Dell System
Volumes by Contract Type
Note:  Based on the month of December 2006 figures.
Wellhead
Purchase
1%
KW /
Fixed Fee
40%
POP
59%
Wellhead
Purchase
1%
POP
29%
KW /
Fixed Fee
70%

* * * * * * * * * * * * * * * * * * * * * * * * Midkiff / Benedum System

140 Miles
125 Miles
Gaines
Dawson
Borden
Scurry
Fisher
Andrews
Martin
Howard
Mitchell
Nolan
Midland
NM
TX
Ector
Midkiff
Loving
Winkler
Permian Basin
Midland
Glasscock
Sterling
Coke
Ward
Crane
Tom Green
Benedum
Reeves
Irion
Upton
Reagan
Pecos
Crockett
Schleicher
Sutton
Spraberry Fairway
Horizontal Devonian Play
Low-Pressure Gathering Systems
TX

Midkiff / Benedum System Overview
Located in the prolific Permian Basin
Largest Spraberry gatherer and
processor
JV partnership with Pioneer Natural
Resources provides alignment with
largest customer
100% POP contracts
Established history of growth in both
volume and profitability
Midkiff / Benedum System
Operational Footprint
Midkiff / Benedum System
(72.8% Interest)

Situated in the Spraberry Trend of the Permian Basin in west Texas; anchored with a strong producer / partner in Pioneer Natural Resources, Inc.
Two processing plants:
Midkiff Plant - 130 Mmcf/d cryogenic unit
Benedum Plant - 43 Mmcf/d cryogenic
expander unit
Gathering System
Midkiff / Benedum – 2,500 miles of
2- to 20-inch pipe
Avg. Throughput
Midkiff / Benedum – 139 Mmcf/d
Anticipated annual system volume growth of 5 – 7%
JV with Pioneer Natural Resources, which owns 27.2% of the Midkiff / Benedum System
Pioneer has a 20-day (expires July 1) preferential right to match any offers to acquire
Anadarko’s interest in these areas
150
155
220
230
290
0
60
120
180
240
300
2002 2003 2004 2005 2006
Midkiff / Benedum Key Characteristics
Midkiff / Benedum System
New Well Connects

Midkiff / Benedum Customer Base
Target holds 72.8% ownership interest in the Midkiff /
Benedum System, remaining 27.2% held by Pioneer
(largest customer with 51% of total throughput)
Pioneer is the largest active driller in the Spraberry
trend
Pioneer - 350 wells per year for next 3 years
16 rigs under contract
All Pioneer wells in proximity of the
Midkiff / Benedum system are dedicated
Pioneer recently acquired 52,000 acres south of
Benedum Plant
75 wells to be drilled on this acreage in 2007
Other regional producers bring 50 additional wells per
year
24 active rigs in the immediate area
Term lease dedications
Pioneer – 7 county dedication
Endeavor – 4 county dedication
Wellhead Volumes
Producer Mmcf/d % of Total
Pioneer Natural Resources, Inc. 70.0 51.4
Endeavor Energy Resources, LP 17.7 13.0
Henry Petroleum LP 14.4 10.6
John L. Cox 4.9 3.6
Tamarack Petroleum Company, Inc. 3.6 2.6
Energen Resources Corporation 3.4 2.5
Prime Operating Company 2.0 1.5
Hallwood Petroleum, Inc. 1.6 1.2
BTA Oil Producers 1.3 1.0
Discovery Operating, Inc. 1.1 0.8
TOTAL TOP 10 PRODUCERS 120.0 88.2
Other Producers 16.1 11.8
TOTAL MIDKIFF / BENEDUM SYSTEM 136.1 100.0
Midkiff / Benedum Top Producers

Midkiff / Benedum – Contract Overview
The Midkiff / Benedum System has approximately 150 active gathering, processing, and treating agreements
High margin contracts
Gathering and processing is performed 100% under POP agreements whereby producers are paid approximately 80% of both the residue and NGL values
- Contract mix provides significant visibility and opportunities for long-term hedging to offset exposure against existing asset base
Some of these contracts contain marketing fees for NGLs which totaled approximately
$400,000 in 2006
Pioneer takes residue gas and liquids in-kind

Midkiff / Benedum – Growth
Significant organic growth opportunities with relatively low capital expenditures
Replace existing natural gas processing facilities with new state-of-the-art cryogenic facilities
Interconnect the Midkiff / Benedum gathering systems with a new raw gas high pressure pipeline
Electrify selected field booster stations
Expand gas acquisition effort and target third party producers
Reduce field fuel and loss through pipeline efficiency initiatives
Provides additional target area for acquisition growth

* * * * * * * * * * * * * * * * * * * * * * * * Historical Financial Information

Key Financial Targets
Conservative capital structure provides financial flexibility:
Long term targeted net debt-to-EBITDA ratio of approximately 3.5x – 4.0x
Accretive acquisitions to be financed with a balance of long term debt and equity
Targeted distribution coverage of 1.2x (increased from 1.1x)
Objectives to ensure ongoing liquidity:
Maintain adequate revolver availability for working capital needs
If the revolver is utilized to temporarily finance acquisitions or for expansion capital expenditures, the Partnership anticipates refinancing that indebtedness in the capital markets with a balance of long term debt and equity
Match duration of long-term liabilities with the assets of the Partnership

Sources & Uses / Pro Forma Capitalization
Sources & Uses
($ in millions)
Sources Uses
New Revolver Borrowings
(1)
$1.7 Target Purchase Price $1,850.0
Term Loan 805.0 Refinance Revolver 55.0
GP Contribution 23.1 Fees & Expenses 49.8
New Common Equity 1,125.0
Total Sources $1,954.8 Total Uses $1,954.8
(1)
Revolver availability of $250.0 million.
Annualized 2nd
half EBITDA based
on midpoint of public guidance
for Distributable Cash Flow of
approximately $2.14 to $2.22
for the 2nd
half of 2007
Pro Forma Capitalization
($ in millions)
Cumulative
Pro Forma Capitalization Cumulative Multiple of
As of March 31, 2007 Multiple of Annualized
$ %
LTM EBITDA
(1)
EBITDA
(2)
Cash & Short-term Investments $1.8
Revolver Borrowings 1.7 0.1% 0.01x 0.01x
Term Loan 805.0 26.7% 3.91x 2.85x
Total Senior Secured Debt 806.7 26.8% 3.91x 2.85x
8.125% Sr. Notes due 2015 294.5 9.8% 5.34x 3.89x
Total Debt 1,101.2 36.6% 5.34x 3.89x
Common Equity
(3)
763.0 25.3%
New Equity
(4)
1,148.1 38.1%
Total Equity $1,911.1 63.4%
(1)
Based on LTM 3/31/2007 combined EBITDA of:
$206.2
(2)
Based on mid-point 2nd half 2007 Distributable Cash Flow guidance of:
$283.0
(3)
Market value of equity and implied market value of converts as of 6/20/2007.
(4)
Includes new 2% GP contribution.

EBITDA Improvements
Increase in EBITDA from full
year operation of Waynoka Plant and
Sweetwater Plant
Commodity prices and hedging impact
Beneficiary of increasing drilling
programs in prolific basins
Increased efficiency from compression
improvement and application of best
practices at Target Assets
Western Oklahoma dewatering project
$206.2
$283.0
LTM 3/31/07 EBITDA EBITDA Improvements Annualized 2nd half
EBITDA based on
midpoint of public
guidance for
Distributable Cash Flow
of approximately
$2.14 to $2.22 for the
2nd half of 2007
($ in millions)
Run-Rate EBITDA Bridge

(Mmcf/d)

(Mmcf/d)

(Mmcf/d)

atlas pipeline partners

Disciplined Acquisition Strategy
Purchase Price: $141.6 million
Equity Issued: $73.0 million
% Equity: 52%
Purchase Price: $196.0 million
Equity Issued: $96.5 million
% Equity: 49%
Purchase Price: $248.8 million
Equity Issued: $157.9 million
% Equity: 63%
Velma – Acquired July 2004
61
47
35
41
47
53
59
65
2003 LTM 3/31/07
313
251
220
240
260
280
300
320
2005 LTM 3/31/07
Elk City – Acquired April 2005
NOARK – Acquired Oct. 2005
(75%) & May 2006 (25%)
Gathered Gas Volumes Gathered Gas Volumes Gas Transmission Throughput Volumes
297
183
160
190
220
250
280
310
2005 LTM 3/31/07
Recent acquisitions have shown immediate increases in volumes and profitability thereby significantly lowering purchase multiples

APL Historical Financial Summary
Revenue Mix
EBITDA and Gross Margin
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2004 2005 2006 LTM 3/31/07
Gas and NGL Sales Transportation and Compression Interest Income & Other
Year Ending December 31, LTM
($ in millions) 2004A 2005A 2006A 3/31/07A
Gas and NGL Sales $72.4 $338.7 $391.4 $393.1
Transportation and Compression 18.8 30.3 60.9 61.8
Interest Income and Other 0.1 2.5 12.4 9.5
Total Revenue 91.3 371.5 464.7 464.4
Gross Margin 32.6 83.3 130.4 128.2
Adjusted EBITDA
(1)
24.1 57.0 78.4 77.2
Maintenance Capital Expenditures 1.5 1.9 4.6 4.3
Growth Capital Expenditures 8.5 50.6 79.2 84.4
   Total Capital Expenditures $10.0 $52.5 $83.8 $88.6
Historical Prices and Volumes
Year Ending December 31, LTM
2004A 2005A 2006A 3/31/07A
Appalachian Basin
   Average throughput volume (Mcf/d) 53,343 55,204 61,892 63,176
   Average transportation rate per Mcf $0.96 $1.21 $1.34 $1.31
Mid-Continent
   Gathered Gas Volume (Mcf/d) 56,441 317,792 337,745 346,623
   Processed Gas Volume (Mcf/d) 55,202 181,862 212,179 230,987
   Residue Gas Volume (Mcf/d) 42,659 160,433 186,435 204,154
   NGL Volume (Bpd) 5,799 11,946 12,823 13,481
   Condensate Volume (Bpd) 185 383 333 374
   Ozark Gas Transmission throughput volume (Mcf/d) n/a 255,777 249,581 261,353
(1)
Adjusted for non-recurring and non-cash items.
Historical Financial Summary
($ in millions)
($ in millions)
$0.0
$30.0
$60.0
$90.0
$120.0
$150.0
2004 2005 2006 LTM 3/31/07
EBITDA Gross Margin

Chaney Dell Historical Financial Summary
Revenue Mix
EBITDA and Gross Margin
$0.0
$80.0
$160.0
$240.0
$320.0
$400.0
2004 2005 2006 LTM 3/31/07
Gas and NGL Sales Transportation and Compression
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
2004 2005 2006 LTM 3/31/07
EBITDA Gross Margin
Year Ending December 31, LTM
($ in millions) 2004A 2005A 2006A 3/31/07A
Gas and NGL Sales $265.9 $344.0 $327.1 $332.2
Transportation and Compression 19.1 23.9 27.0 27.7
Total Revenue 285.0 367.9 354.1 359.9
Gross Margin 53.9 67.8 86.0 90.8
EBITDA 41.9 54.2 68.7 73.9
Maintenance Capital Expenditures 3.1 2.3 3.4 3.1
Growth Capital Expenditures 11.9 52.3 51.2 27.5
Total Capital Expenditures $15.0 $54.6 $54.5 $30.6
Historical Prices and Volumes
Year Ending December 31, LTM
2004A 2005A 2006A 3/31/07A
Prices:
Natural Gas ($/Mcf) $5.62 $7.42 $6.02 $5.96
Avg. NGL Price ($/gal) 0.62 0.80 0.90 0.81
NGL Sales (mgal):
Total NGL Sales 104,531 102,638 122,961 139,155
Wellhead (Mcf/d) 182,541 205,289 226,742 229,190
Condensate (mgal) 8,923 8,223 9,046 9,373
Gross Residue (Mcf/d)
(1)
249,871 272,243 294,627 295,660
Net Residue (Mcf/d)
(2)
155,754 155,528 157,317 152,271
(1)
Represents residue after shrink.
(2)
Represents residue after shrink and gas taken in kind payments to 3rd party producers.
Historical Financial Summary
($ in millions)
($ in millions)

Midkiff / Benedum Historical Financial Summary
Revenue Mix
EBITDA and Gross Margin
$0.0
$60.0
$120.0
$180.0
$240.0
$300.0
2004 2005 2006 LTM 3/31/07
Gas and NGL Sales Transportation and Compression
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
2004 2005 2006 LTM 3/31/07
EBITDA Gross Margin
Year Ending December 31, LTM
($ in millions) 2004A 2005A 2006A 3/31/07A
Gas and NGL Sales $214.7 $273.9 $263.1 $259.0
Transportation and Compression 0.9 0.9 0.4 0.2
Total Revenue 215.6 274.8 263.5 259.2
Gross Margin 67.9 84.6 80.9 79.0
EBITDA 50.5 66.3 60.4 58.8
Maintenance Capital Expenditures 2.2 4.0 5.7 4.3
Growth Capital Expenditures 7.0 11.6 14.7 11.4
Total Capital Expenditures $9.1 $15.6 $20.4 $15.7
Historical Prices and Volumes
Year Ending December 31, LTM
2004A 2005A 2006A 3/31/07A
Prices:
Natural Gas ($/Mcf) $5.25 $6.91 $5.90 $5.73
Avg. NGL Price ($/gal) 0.66 0.84 0.91 0.91
NGL Sales (mgal):
Total NGL Sales 144,221 138,616 146,475 146,958
Wellhead (Mcf/d) 139,484 140,987 138,746 139,275
Condensate (mgal) 14,131 13,532 14,989 14,397
Gross Residue (Mcf/d)
(1)
91,246 90,975 89,248 89,127
Net Residue (Mcf/d)
(2)
52,309 52,314 48,183 48,388
(1)
Represents residue after shrink.
(2)
Represents residue after shrink and gas taken in kind payments to 3rd party producers.
Historical Financial Summary
($ in millions)
($ in millions)

Pro Forma EBITDA and Gross Margin Contribution
Appalachian
7.3%
Permian Basin
27.9%
Mid-Continent
Legacy Assets
30.4%
Mid-Continent
Target Assets
34.4%
Pro Forma EBITDA
Contribution by System
Pro Forma Gross Margin
Contribution by System
2nd
Half 2007 Annualized EBITDA:  $283.0 million
2nd
Half 2007 Annualized Gross Margin:  $340.2 million
Appalachian
10.8%
Permian Basin
25.1%
Mid-Continent
Legacy Assets
33.3%
Mid-Continent
Target Assets
30.7%

Pro Forma Contract Mix
Pro Forma
Run-Rate
Gross
Margin
Fixed Fee
21.3%
Percent of
Proceeds
61.1%
Hedged
52.0%
Unhedged
9.1%
12.7% of run-rate gross margin is
commodity sensitive but:
• Keep whole downside is
generally limited to gross profit
from extracting NGLs
• Low NGL content gas allows for
processing optionality
87.3% of Run-Rate Gross Margin
is under fixed-fee arrangement or
hedged to limit commodity price
exposure
Keep-whole
17.6%
Hedged
14.1%
Unhedged 3.5%

Pro Forma Maintenance Capital Expenditures
Minimal maintenance capital expenditure requirements and selectively fund expansion initiatives
Pro Forma Maintenance Capital Expenditures
$5.2
$6.3
$9.1
$7.4
$1.5
$1.9
$4.6
$4.3
$6.7
$8.2
$13.7
$11.7
$0.0
$4.0
$8.0
$12.0
$16.0
$20.0
2004 2005 2006 LTM 3/31/07
Target Assets APL Pro Forma

Class A
Membership
Interests (5%
ownership)
Joint Venture Formation and Consideration
To affect the Transaction, two Joint Ventures
(“JVs”) will be created that will own the
Target Assets
Anadarko Affiliate will contribute Anadarko’s
interest in the Target Assets to the Joint
Ventures in exchange for Class A
membership interests in the Joint Ventures
APL contributes cash of $1.85 billion in
consideration for Class B Membership
Interests
JVs to loan an amount equal to the purchase
price to the Seller in exchange for a note
issued by the Seller
Joint Venture will have two sources of
income:  (i) oil and gas gathering, treating
and processing income and (ii) interest on
the 35-year APC Note with bullet maturity
Joint Ventures will pay out all Available Cash
Flow on a quarterly basis with 95% of
distribution going to APL and 5% of
distribution going to Anadarko
2 Joint
Ventures
Atlas
Pipeline
Partners, L.P.
Anadarko
Anadarko
Affiliate
Target
Assets
Cash
$1.85
billion
Seller
Note
$1.85
billion
Cash
$1.85
billion
Class B
Membership
Interests
(95%
ownership)
Joint Venture Organization